                                                                   EXHIBIT 10.26

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 5
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT

              AMENDMENT No. 5 dated as of September 30,1999 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT") and as Collateral Agent (the "COLLATERAL AGENT").

                                   WITNESSETH:

              WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended from time to time, the "CREDIT AGREEMENT"); and

              WHEREAS, the Company has asked the Banks to waive compliance by the Company with certain covenants set forth in the Credit Agreement for the period from and including the Amendment No. 5 Effective Date (as defined below) to and including December 30, 1999 (the "WAIVER PERIOD"), and the Banks are willing to do so, subject to the terms and conditions set forth herein; and

              WHEREAS, the parties hereto wish to amend certain terms of the Credit Agreement as set forth herein,

              NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment No. 5 Effective Date (as defined in Section 14 below) refer to the Credit Agreement as amended hereby.

       SECTION 2. Additional Definitions. (a) Section 1.01 of the Credit Agreement is amended by adding therein the following definitions in alphabetical order:

              "AMENDMENT NO. 5 EFFECTIVE DATE" means the date of effectiveness of Amendment No. 5 to this Agreement.

              "LOWRANCE" has the meaning set forth in Section 5.07(n).

              "NEW SUBSIDIARY" has the meaning set forth in Section 5.19.

              "PLEDGE AGREEMENT" means the Pledge Agreement among the Company, the subsidiaries of the Company party thereto and the Collateral Agent delivered by the Company pursuant to Section 5.19(a), as amended from time to time.

       (b) The definition of "COLLATERAL" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

              "COLLATERAL" means all of the collateral in which a security interest is granted to the Collateral Agent on behalf of the Banks pursuant to the Financing Documents.

       (c) The definition of "CONSOLIDATED EBITDA" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

              "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, without duplication, the aggregate amount of (i) consolidated interest expense, (ii) income tax expense, (iii) depreciation, amortization and other similar non-cash charges, (iv) one-time accounting charges resulting in adjustments to earnings for each of the fiscal quarters of the fiscal year ended December 31, 1998, up to an aggregate amount equal to $35,600,000 and (v) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000.

       (d) The definition of "EARNINGS AVAILABLE FOR FIXED CHARGES" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

              "EARNINGS AVAILABLE FOR FIXED CHARGES" means, for any period, Consolidated Net Income for such period (excluding therefrom (i) any extraordinary items of gain or loss, (ii) any gain or loss of any other Person accounted for pursuant to the equity method, except in the case of gain to the extent of cash distributions received from such Person during the relevant period), plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) interest and rental expense, (ii) income taxes and

       (iii) write-offs with respect to the investment made by the Company in CCI International N.V. for any fiscal quarter ended prior to December 31, 1999, up to an aggregate amount equal to $21,400,000.

       (e) The definition of "FINANCING DOCUMENTS" set forth in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

              "FINANCING DOCUMENTS" means this Agreement, the Pledge Agreement, the Security Agreements, the Notes, and any pledge agreement, security agreement or other agreement delivered by the Company or any of its Subsidiaries (including without limitation any New Subsidiary) from time to time pursuant to Section 5.19 and pursuant to which a Lien on any assets of the Company or any such Subsidiary is purported to be granted to the Collateral Agent for the benefit of the Banks.

       (f) The definition of "GUARANTOR" set forth in Section 1.01 of the Credit Agreement. is amended to read in its entirety as follows:

              "GUARANTOR" means, with respect to each Borrower, the other Borrowers and each other Subsidiary of the Company (other than such Borrower) that has agreed to be bound by the provisions of Article 9 hereof.

       (g) The definition of "ASSET SALE" set forth in Section 1.01 of the Credit Agreement is deleted in its entirety.

       SECTION 3. Additional Representations Regarding Collateral. (a) Section 4.04(a) of the Credit Agreement is amended by adding the following sentence at the end thereof as follows:

              Each Financing Document entered into pursuant to Section 5.19 creates, in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a valid and binding first priority Lien on the Collateral referred to therein subject only to Permitted Liens (as such term is defined in each such Financing Document).

       SECTION 4. Waiver of Compliance With Certain Covenants. (a) The Banks waive (i) compliance by the Company with the provisions of Section 5.08 of the Credit Agreement and (ii) any Default arising under Section 6.01 (c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 5(a) shall be effective only so long as Consolidated Net Worth at the last day of any fiscal quarter ended during the Waiver Period will not be less than (i) $425,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter of the Company ended on or after September 30, 1999, for which Consolidated Net Income is positive

(but with no deduction on account of any fiscal quarter for which Consolidated Net Income is negative) plus (iii) 100% of the aggregate amount by which Consolidated Net Worth shall have been increased by reason of the issuance and sale after September 30, 1999 and on or prior to such date of any capital stock or the conversion or exchange of any Debt of the Company into or with capital stock of the Company consummated after September 30, 1999 and on or prior to such day.

       (b) The Banks waive (i) compliance by the Company with the provisions of Section 5.09 of the Credit Agreement and (ii) any Default arising under
Section 6.01(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 5(b) shall be effective only so long as the Leverage Ratio will at no time during the Waiver Period exceed 5.00: 1.

       (c) The Banks waive (i) compliance by the Company with the provisions of Section 5.10 of the Credit Agreement and (ii) any Default arising under
Section 6.0l(c) of the Credit Agreement by reason of such noncompliance; provided that the waivers granted pursuant to this Section 5(c) shall be effective only so long as the ratio of Earnings Available for Fixed Charges to Consolidated Fixed Charges, on the last day of any fiscal quarter in each case for the four consecutive fiscal quarters then ended, will at no time during the Waiver Period be less than 1.15:1.

       (d) Each of the waivers granted pursuant to this Section shall expire on the close of business (New York City time) on the last day of the Waiver Period.

       (e)    Except as provided in subsections (a), (b) and (c) above, this
Section 5 shall not operate as a waiver of any right, remedy, power or privilege of the Banks under any Financing Document or of any other term or condition of any Financing Document.

       SECTION 5. Additional Reporting Requirements. Section 5.01 of the Credit Agreement is amended by (i) deleting the "and" at the end of clause (h), (ii) renumbering clause (i) thereof as clause (k) and (iii) adding new clauses (i) and (j) immediately after clause (h) thereof, to read in their entirety as follows:

                     (i) (x) no later than 10 Business Days after the Amendment
              No. 5 Effective Date, a statement of projected cash flows of the Company and its Consolidated Subsidiaries for each month in the six month period from and including October 1, 1999 to and including March 31, 2000 and (y) no later than the 15th day after the end of each calendar month (starting with

              October 1999), a statement of projected cash flows of the Company and its Consolidated Subsidiaries for each month in the immediately succeeding six month period, setting forth (a) in each case, at least the financial information set forth in the projected statement of cash flows of the Company and its Consolidated Subsidiaries for the third and fourth fiscal quarters of the fiscal year 1999 and each fiscal quarter of the fiscal year 2000, a copy of which has been delivered to the Banks prior to the Amendment No. 5 Effective Date, (b) accounts receivables at the last day of the most recently ended calendar month, (c) available cash on hand and amounts available for borrowing under this Agreement at the last day of the most recently ended calendar month and (d) in the case of any such statement delivered pursuant to clause (y), the actual cash flows of the Company and its Consolidated Subsidiaries for the most recently ended calendar month;

                     (j) no later than (x) 10 Business Days after the Amendment
              No. 5 Effective Date and (y) the 15th day after the end of each calendar month (starting with October 1999), a summary report setting forth (1)(i) total number of units sold by ORBCOMM Global,
              (ii) total number of units installed by ORBCOMM Global and (iii) revenues of ORBCOMM Global derived from subscriber airtime usage (i.e., net of product sale revenues), in each case (a) for such calendar month (or, in the case of the summary report delivered within 10 Business Days after the Amendment No. 5 Effective Date, for September 1999 (the "FIRST SUMMARY REPORT")) and (b) for the period from creation of ORBCOMM Global to the last day of such calendar month (or September 1999, in the case of the First Summary Report), and (2) the numbers and revenues described in subclauses (i), (ii) and (iii) of clause (1) projected for the immediately succeeding calendar month (or, in the case of the First Summary Report, for October 1999); and

       SECTION 6. Additional Permitted Lien. Section 5.14(h) of the Credit Agreement is amended to read in its entirety as follows:

       (h)    Liens created pursuant to any of the Financing Documents.

       SECTION 7. Additional Permitted Investments. Section 5.07 of the Credit Agreement is amended by:

       (i) substituting the dollar amount "$154,000,000" for the dollar amount "$134,000,000" set forth in clause (d) thereof;

       (ii) redesignating clause (n) thereof as clause (o) and substituting a reference to "this clause (o)" for the reference to "this clause (n)" contained therein;

       (iii) deleting the "and" at the end of clause (m) thereof; and

       (iv) adding the following new clause (n) immediately after clause (m) thereof:

                     "(n) an Investment by the Company or any of its
              Subsidiaries in an aggregate amount not to exceed $49,000,000 and consisting of the acquisition by the Company of all of the capital stock of Lowrance Electronics, Inc. ("LOWRANCE") substantially on the terms described by the Company to the Banks prior to the Amendment No. 5 Effective Date, including the contribution by the Company of the Debt of Magellan described in Section 5.07(j) in exchange for equity of Magellan and the subsequent transfer by the Company of the stock of Lowrance to Magellan in exchange for additional equity of Magellan; provided that such Investment shall be permitted by this clause (n) only so long as, prior to the making of such Investment, the Company shall have issued common equity for cash proceeds of at least $75,000,000 and shall have delivered to the Administrative Agent a certificate of the chief financial officer of the Company certifying that such issuance has been made; and"

              SECTION 8. Exception to the Subsidiary Debt Limitation. The parenthetical set forth in the first sentence of Section 5.17 of the Credit Agreement is amended to read in its entirety as follows: "(excluding (i) Loans and Letter of Credit Liabilities hereunder, (ii) Debt of a Subsidiary to the Company or to a Wholly-Owned Subsidiary of the Company and (iii) Debt of Lowrance Corporation or any of its subsidiaries in an aggregate principal amount not in excess of $20,000,000 in existence on the date any such Person becomes a Subsidiary of the Company and not incurred in contemplation of such event)."

              SECTION 9. Additional Covenant Regarding Collateral. A new Section
5.19 is added immediately after Section 5.18 of the Credit Agreement, to read in its entirety as follows:

       SECTION 5.19. Additional Collateral; Additional Guarantors; Further Assurances. (a) On or prior to 45 days after the Amendment No. 5 Effective Date, the Company will, and will cause each of its wholly-owned domestic Subsidiaries to, (i) execute and deliver to the Collateral Agent a pledge agreement in form and substance reasonably satisfactory to the Collateral Agent pursuant to which the Company and each such Subsidiary will grant a perfected first priority Lien to the Collateral Agent for the benefit of the Banks on all of the capital stock or other equity interests of each Person held by the Company or such Subsidiary (other than (x) any such capital stock or other equity interests of any Person the pledge of which is prohibited by the terms of any agreement or instrument to which the Company or any such Subsidiary is a party or is bound as in effect on the Amendment No. 5 Effective Date, (y) any such capital stock or other equity interests of any Person that is a Subsidiary but not a domestic Subsidiary to the extent the aggregate capital stock or other equity interests of such Person subject to the Lien created by such pledge agreement exceed 66% of the outstanding capital stock or other equity interests of such Person and (z) any such capital of any Subsidiary of MacDonald Dettwiler Holdings Inc. ("MDH")), (ii) execute and deliver to the Collateral Agent a security agreement (or, in the case of the Company or any Borrower Subsidiary, an amendment and restatement of the Company Security Agreement or the Subsidiary Security Agreement to which such Borrower Subsidiary is a party) in form and substance reasonably satisfactory to the Collateral Agent pursuant to which the Company and each such Subsidiary (other than any Subsidiary of MDH) will grant a perfected first priority Lien (subject only to Permitted Liens (as defined in each such security agreement)) to the Collateral Agent for the benefit of the Banks on all accounts, general intangibles, instruments, patents and trademarks held by the Company or such Subsidiary, (iii) take all action necessary or (in the opinion of the Collateral Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the pledge agreement and the security agreement described in this subsection and (iv) deliver to the Collateral Agent and the Lenders such opinions of counsel, in form and substance reasonably satisfactory to the Collateral Agent, as the Collateral Agent shall reasonably request.

       (b) If the Company or any wholly owned domestic Subsidiary (other than any Subsidiary of MDH) at any time after the Amendment No. 5 Effective Date creates or acquires any new direct wholly-owned Subsidiary (each, a "NEW SUBSIDIARY"), the Company shall, within 10 days after such creation or acquisition (or, in the case of any such New Subsidiary created or acquired prior to 45 days after the Amendment No. 5 Effective Date, on the earlier of (x) 45 days after the Amendment No. 5 Effective Date and (y) the date on which the pledge agreement and the security agreement described in subsection (a) are executed and delivered to the Collateral Agent), (i) cause such New Subsidiary to agree to be bound by the provisions of Article 9 hereof and be a "Guarantor" (and be subject to all of the obligations of a Guarantor hereunder), (ii) cause such New Subsidiary to become a party to the security agreement described in clause (ii) of subsection (a), (iii) grant a perfected first priority Lien to the Collateral Agent for the benefit of the Banks on all of the outstanding capital stock or other equity interests of such New Subsidiary and
(iv) take, and cause such New Subsidiary and each other Subsidiary to take, all action necessary or (in the opinion of the Collateral Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the Financing Documents (including any Financing Documents delivered in connection with such creation or acquisition pursuant to clauses (i), (ii) and
(iii) of this Section); provided that (1) the Company will not be required to take the actions described in clauses (i) and (ii) of this subsection with respect to any New Subsidiary that is not a domestic Subsidiary, (2) the Company will not be required to take the actions described in clause (iii) with respect to the capital stock or other equity interests of any New Subsidiary that is not a domestic Subsidiary to the extent the aggregate capital stock or other equity interests of such New Subsidiary subject to a Lien granted to the Collateral Agent for the benefit of the Banks would exceed 66% of the outstanding capital stock or other equity interests of such New Subsidiary, and (3) the Company will not be required to take any of the actions described in clauses (i), (ii) or
(iii) of this subsection (b) with respect to any New Subsidiary to the extent any such action is prohibited by the terms of any agreement or instrument to which (aa) such New Subsidiary is a party or is bound as in effect on the date such New Subsidiary becomes a Subsidiary of the Company, so long as such agreement or instrument was not entered into in contemplation of such New Subsidiary becoming a Subsidiary of the Company or (bb) the Company or any of its wholly-owned domestic Subsidiaries (other than such New Subsidiaries) is a party or is bound as in effect on the Amendment No. 5 Effective Date.

       (c)    On the date on which the security agreement described in clause
(ii) of subsection (a) is delivered to the Collateral Agent, Exhibit D hereto shall be deemed to have been amended as set forth in such security agreement, with such changes as shall be necessary to reflect the fact that such Exhibit sets forth a form of security agreement.

       SECTION 10. Additional Event of Default. Section 6.01(c) of the Credit Agreement is amended to read in its entirety as follows:

       (c) any Borrower shall fail to observe or perform any covenant or agreement contained in Sections 5.01(g) and 5.07 to 5.19 inclusive;

       SECTION 11. Temporary Increase in Pricing. The Pricing Schedule to the Credit Agreement is amended by adding the following paragraph immediately after the table set forth therein:

       In addition, on any day from and including the Amendment No. 5 Effective Date to and including December 30, 1999, each rate per annum set forth above shall be increased by 0.75%, in the case of the Euro Dollar

Margin, the Base Rate Margin or the Letter of Credit Commission Rate, or 0.125%, in the case of the Commitment Fee Rate.

       SECTION 12. Additional Guarantors. Simultaneously with the delivery by each Subsidiary of the Financing Documents to be delivered pursuant to Section 5.19(a) each such Subsidiary shall execute an instrument in form and substance satisfactory to the Collateral Agent pursuant to which it agrees to be bound by the provisions of Article 9 of the Credit Agreement and to be a "Guarantor" (and be subject to all of the obligations of a Guarantor) thereunder.

       SECTION 13. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

       SECTION 14. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "AMENDMENT NO. 5 EFFECTIVE DATE") on which the Administrative Agent shall have received:

              (i) duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party),

              (ii) all documents the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment and the Financing Documents, and any other matters reasonably relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent; and

              (iii) for the account of each Bank with respect to which the Administrative Agent has received a duly executed counterpart hereof (or telegraphic, telex or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), an amendment fee in an amount equal to 1/4 of 1% of such Bank's commitment as in effect on the Amendment No. 5 Effective Date.

       SECTION 15. Amendment No. 4. The parties hereto acknowledge that the conditions to effectiveness of Amendment No. 4 to the Credit Agreement have not been satisfied and that such Amendment has not become effective.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    ORBITAL SCIENCES CORPORATION

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    THE BANK OF NOVA SCOTIA

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A., f/k/a
                                     NATIONSBANK, N.A.

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    FIRST UNION COMMERCIAL CORPORATION

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    DEUTSCHE BANK AG, NEW YORK
                                     AND/OR CAYMAN ISLAND BRANCHES

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    KEYBANK NATIONAL ASSOCIATION

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK, N.A.

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    CHEVY CHASE BANK

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, as Administrative Agent and as
                                    Collateral Agent

                                    By
                                      ------------------------------------------
                                    Name:
                                    Title: